[Material marked with an asterisk has been omitted
                         from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

                             SERVICE AGREEMENT

     THIS SERVICE AGREEMENT (the "Agreement") is entered into effective this 9th day of September, 2004 (the "Effective Date"), by and between Trycera Financial, Inc., ("Customer"), a Nevada with a principal business address of 170 Newport Center Drive, Suite 210, Newport Beach, CA 92660, and Galileo Processing, Inc. ("Galileo"), a Utah corporation with a principal business address of 801 North 500 West, Suite 102, West Bountiful, Utah 84087.

                                 Recitals

     Customer is engaged in the business of developing, marketing, servicing and supporting debit cards, stored value cards, and ATM cards ("Transaction Cards").

     First Federal Savings Bank of the Midwest, dba Meta Payment Systems ("Bank"), a federal savings bank duly organized and existing under the laws of the United States, with a principal business address of 2500 South Minnesota Ave., Sioux Falls, South Dakota 57105, is a principal member in good standing with MasterCard International, a New York corporation ("MasterCard"), and is authorized to issue debit cards, stored-value cards and ATM cards, including, without limitation, the Transaction Cards using the MasterCard trademarks, as applicable, subject to MasterCard Rules and Bylaws.

     Galileo is a MasterCard certified third party processor and has established certain facilities in order to perform the Services to support a MasterCard card program such as the Transaction Cards.
Agreement

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in Exhibit A.

2.   Services.

     2.1 Services. During the Term, Galileo shall make available to and perform for Customer and Bank the services related to the Transaction Cards described in Exhibit B (the "Services").

     2.2 Training. Galileo will provide Customer and Bank training on the Galileo System as described on Exhibit B.

     2.3 Client Support. Galileo will designate a representative to Customer for client support. Customer may request in writing to change the individual assigned for client support and Galileo will designate a new representative within sixty (60) days from the receipt by Galileo of such written request.

     2.4 Communications. Galileo shall specify the means for communicating data from its facilities or equipment to the facilities or equipment of Customer and Bank, and third parties designated by Customer and Bank as Galileo determines are necessary to perform this Agreement. Customer shall install and maintain in good operating condition and at Customer's own expense all necessary communication equipment, including such equipment specified by Galileo.


     2.5 Enhancements. Customer may periodically request customizations, enhancements, additions or modifications (each an "Enhancement") to the Galileo System. Galileo shall evaluate all such requests and, if terms and conditions can be agreed to (which shall include payment by Customer of Galileo's development charges as specified in Exhibit C), Galileo shall develop and implement each such Enhancement on terms and conditions agreed to by the parties. Timing of any Enhancement is subject to scheduling and prioritization by Galileo of its available resources. Any Enhancement shall remain solely the property of Galileo and Customer shall acquire no right, claim or interest in the Galileo System. In the event Galileo develops an Enhancement at the request of Customer and the development costs and expenses are paid solely by Customer and give Customer a demonstrable competitive advantage in the stored value card issuing marketplace, Galileo agrees not to publish the availability of such Enhancement to Galileo's customer base for six months after such Enhancement is made available to Customer; provided, however, Customer acknowledges and agrees that such Enhancement will be included in the Galileo System prior to the time Galileo publishes the availability of such Enhancement to Galileo's customer base.

     2.6  Compliance With Law.

          (a) Galileo and Customer acknowledge that Customer and Bank may be subject to a variety of federal, state and local laws, regulations and judicial and administrative decisions and interpretations applicable to the performance by Customer of its Transaction Card business, including without limitation those pertaining to equal credit opportunity, truth in lending, fair credit billing, fair credit reporting, fair debt collections practices, privacy and general consumer protection (the "Legal Requirements"). The parties shall cooperate with each other and Bank in resolving issues relating to compliance with the Legal Requirements in accordance with the provisions of this Section.

          (b) Customer is solely responsible for (i) monitoring and interpreting the Legal Requirements, (ii) determining the particular actions, disclosures, formulas, calculations and procedures required for compliance with the Legal Requirements (whether to be performed by Galileo or Customer) and (iii) complying with the Legal Requirements.

          (c) Galileo is solely responsible for compliance with all laws, regulations and judicial and administrative decisions applicable to Galileo as a third party provider of data processing services and as a MasterCard third-party processor. Galileo will not be responsible for any violation by Customer of a Legal Requirement.

          (d) Subject to the terms of Article 10, Galileo and Customer shall cooperate with each other and Bank in providing information or records in connection with examinations, requests or proceedings of each other's governing authorities.

     2.7 Dependence on Performance by Others. The obligation of Galileo to timely perform the Services is expressly subject to the timely performance by Customer, Bank and third party vendors Customer engages, of their obligations and responsibilities, but only to the extent that failure to so perform directly affects Galileo's ability to timely perform hereunder or the cost to Galileo of performing hereunder.

     2.8 Startup. Customer will (i) use all reasonable resources, including the assignment of adequate personnel to assure timely performance of those functions required of Customer to permit Galileo to begin processing related to the Customer Accounts pursuant to this Agreement, and
(ii) comply with any reasonable directions of Galileo so as to enable Galileo to begin processing related to the Customer Accounts pursuant to this Agreement.

     2.9 Bank Agreement. Upon the execution of this Agreement, Customer shall provide to Galileo a duly executed issuing bank agreement in the form of Exhibit D (the "Issuing Bank Agreement") signed by a duly authorized officer of Bank. If during the Term Bank no longer issues Transaction Cards for Customer and Customer engages a successor bank ("Successor Bank") to issue Transaction Cards, Galileo shall have no obligation to provide the Services hereunder until such Successor Bank has executed and delivered to Galileo the Issuing Bank Agreement in substantially the form of Exhibit D and provided such Successor Bank is in good standing with applicable regulatory authorities and relevant card associations, including, without limitation, MasterCard.

3.   Minimum; Exclusivity; Merger or Change of Control

     3.1 Minimum Monthly Fee. Each calendar month (pro-rated for any billing period not beginning on the first day of the month or ending on the last day of the month) Customer will require and shall pay Galileo for Services sufficient to generate aggregate Processing Fees at least equal to the amount set forth on Exhibit C under the heading "Minimum Monthly Fee" (the "Minimum Monthly Fee"). For the avoidance of doubt and based on economic assumptions material to each party underlying this transaction, Customer and Galileo expressly agree that Customer shall pay Galileo Processing Fees during each calendar month in an amount at least equal to the Minimum Monthly Fee until this Agreement is terminated by Customer pursuant to the provisions of Sections 9.2(a), 9.2(b), 9.2(c) (unless termination under Section 9.2(c) relates to any order to or against Customer), or 9.2(e) or until Galileo terminates this Agreement and invokes compensatory payments pursuant to Section 9.4.

     3.2 Sole and Exclusive Provider. During the Term, Galileo shall be the sole and exclusive provider to Customer of all Services pursuant to this Agreement and Customer shall not engage any third party to perform or provide any such Services nor shall Customer perform or provide any Services related to processing of stored value, Association branded products. In addition to the Services to be provided, Customer agrees to rely upon Galileo during the Term of this Agreement as its exclusive source for all other existing and future processing requirements of Customer and its Affiliates with respect to Customer's Transaction Cards business; provided, however, Galileo may accept or refuse to provide these Services in Galileo's sole discretion. Notwithstanding the foregoing, if Customer requests Galileo in writing by thirty (30) days advance notice to provide a technology solution or other service not currently being performed by Galileo (the "Solution") under this Agreement (A) that Galileo either cannot or will not

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

provide to Customer or (B) if Galileo is willing to provide such Solution but on terms less favorable than a bona fide third party service provider has offered in writing to provide to Customer, then Customer may engage such third party to perform or provide the Solution. Customer shall bear all costs and expenses of developing and implementing the Solution including, without limitation, the costs of any equipment, hardware or software needed to make such Solution compatible with the Galileo System.

     3.3 Disposition of Portfolios. Upon the sale or other disposition by Customer of 90% or more of Customer Accounts that are subject to this Agreement (the "Former Accounts") Galileo will no longer be obligated to provide Services for the Former Accounts for Customer and Bank pursuant to this Agreement.

     3.4 Merger or Change of Control. If Customer is merged into an Entity and such Entity is the survivor of such merger (the "Surviving Entity"), then (i) the provisions of this Agreement shall continue to apply to all Customer Accounts which were subject to this Agreement prior to such merger and (ii) the Surviving Entity, as Customer's successor-in-interest, shall continue to be bound by Customer's obligations hereunder. If there is a Change of Control of Customer, then the provisions of this Agreement shall continue to apply to all Customer Accounts of Customer and its Affiliates that were subject to this Agreement immediately prior to such Change of Control, but shall not apply to any accounts of the Entity that Acquires Control of Customer which were not subject to this Agreement prior to such Change of Control.

4.   Payment for Services

     4.1 Processing Fees. Customer shall pay Galileo the Processing Fees set forth in Exhibit C to this Agreement. Galileo maintains the right to increase Processing Fees by an amount not to exceed ***** upon the commencement of each Renewal Term.

     4.2 Special Fees. Customer shall pay Galileo the Special Fees, including but not limited to U.S. postage, for amounts paid to third-party providers computed in accordance with Exhibit C. If, at any time while this Agreement is in effect, the charges are increased to Galileo for items which are included in the Special Fees or Galileo obtains communication or other services included in the Special Fees by another method, resulting in an increase in the charges to Galileo for such items, then Galileo shall increase by an equal amount the Special Fees Customer is then paying Galileo for such items under this Agreement. Such price change by Galileo shall be effective on the effective date of the increase to Galileo.

     4.3 New Products. If Galileo commences to offer any new services or products generally to its customers and Customer elects to use any such service or product, or if Customer elects to use services or products which Customer had not previously elected to use, then Galileo shall provide such service or product at Galileo's then current fees and charges for such service or product or such other prices as Galileo and Customer may mutually agree.

     4.4  Method of Payment.

          (a) Processing Fees. Galileo shall bill Customer on the first day of each calendar month for all Processing Fees related to Services provided in the previous month

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

pursuant to this Agreement. Payments made by Customer to Galileo for Processing Fees relating to Services provided pursuant to this Agreement shall be due and payable within ten (10) days from the date of Galileo's invoice.

          (b) Special Fees. Prior to incurring Special Fees related to Services provided by Galileo pursuant to this Agreement at any time during the Term, Galileo shall notify Customer of the amount of such Special Fees Galileo will require to provide a particular service and Customer agrees to deliver to Galileo such amount in immediately available funds to be used by Galileo to pay the Special Fees. Galileo shall not be required to provide any Services the payment of which is covered by Special Fees until Galileo receives payment for such Special Fees.

          (c) Other Fees and Payments. Except for the payment of Processing Fees and Special Fees, all other payments, including compensatory payments pursuant to Section 9.4 of this Agreement and any other fee, tax, interest payment, charge or amount due or payable to Galileo under this Agreement, shall be paid to Galileo within ten (10) days after the date of Galileo's invoice.

     4.5 Interest. If Galileo is unable to obtain payment of Processing Fees, Special Fees, compensatory payments pursuant to Section 9.4 of this Agreement or any other fee, tax, interest payment, charge or amount due or payable to Galileo by Customer under this Agreement at the time provided for payment under this Agreement, the unpaid amount of any Processing Fees, Special Fees, compensatory payments pursuant to Section 9.4 of this Agreement or other fee, tax, interest payment, charge or amount shall bear interest at the rate equal to the lesser of (a) 12% per annum, or (b) the maximum rate permitted by applicable law, from the date on which payment was due until the date on which Galileo receives the payment.

     4.6 Taxes. Customer shall be responsible for all taxes and similar charges imposed on it by any governmental authority assessed as a result of this Agreement. Galileo shall be responsible for all taxes and similar charges imposed on it by any governmental authority assessed as a result of Galileo's provision of Services pursuant to this Agreement.

     4.7 Deconversion. Upon the expiration or termination of this Agreement, Galileo shall provide Deconversion assistance to Customer as Customer may reasonably request; provided, however, that in no event shall Galileo be obligated to Deconvert any of Customer Accounts until a date which is mutually agreed upon and at least thirty (30) days but not greater than six (6) months after notice by Customer to Galileo requesting such Deconversion. Except in the event of Deconversion occurring as a result of termination of the Agreement by Customer pursuant to Section 9.2, Customer shall pay Galileo, the rate of *****/hour for resources for each activity completed by Galileo in order to accomplish the Deconversion and for all costs, including postage or shipping, of complying with Section 10.1.

5.   Dispute Resolution and Indemnification

     5.1 Dispute Resolution. In the event a controversy or claim between Galileo and Customer arises from or in connection with this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise (a "Dispute"), the parties agree to reasonably discuss and make good faith efforts to negotiate an amicable settlement of such Dispute without the necessity of any formal proceedings.

     5.2 Arbitration. If Customer and Galileo are unable to resolve any Dispute in the manner set forth in Section 5.1 above, such Dispute shall be submitted to arbitration. The parties agree that, except as otherwise provided above, any Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in Salt Lake City, Utah, with judgment upon the award rendered by the arbitrator to be entered in any court of competent jurisdiction. Notwithstanding the foregoing or the then-current specified Commercial Arbitration Rules, the following shall apply with respect to the arbitration proceeding: (i) the existence, subject, evidence, proceedings, and ruling resulting from the arbitration proceedings shall be deemed confidential information, and shall not be disclosed by the parties, their representatives, or the arbitrator (except: (a) to the professional advisers of Customer or Galileo; (b) in connection with a public offering of securities by Customer or Galileo; (c) as ordered by any court of competent jurisdiction; or (d) as required to comply with any applicable governmental statute or regulation); (ii) the arbitrator shall be required to prepare written findings of fact; and (iii) the arbitrator may grant any relief or remedy which the arbitrator deems just and equitable. The parties agree that money damages would not be a sufficient remedy for breach of Article 10 of this Agreement and that in addition to all other available legal remedies or equitable remedies, the non-breaching party shall be entitled to equitable relief, including injunctions and specific performance, for any breach thereof without proof of actual damages.

     5.3  Indemnification.

          (a) Customer's Indemnification. Customer shall indemnify and hold harmless Galileo and its directors, officers, employees, agents and Affiliates from and against any and all third party claims, liabilities, losses and damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) arising out of or with respect to this Agreement, to the extent that the claim, liability, loss or damage is caused by, relates to or arises out of (a) the breach by Customer of any of its duties, obligations, representations or warranties under this Agreement, (b) a claim or action against Galileo for any actual or alleged infringement of any patent, copyright, trade secret or other proprietary rights of any person in connection with the development of software or systems to support an Enhancement requested by Customer using designs or specifications provided by Customer or in connection with the production by Galileo of items for Customer using artwork, designs or concepts provided by Customer, or (c) the relationship between Customer and the Cardholders.

          (b) Galileo's Indemnification. Galileo shall indemnify Customer and its directors, officers, employees and agents from and against any and all third party claims, liabilities, losses or damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) arising out of or with respect to this Agreement to the extent that the claim, liability, loss or damage is caused by, relates to or arises out of the breach by Galileo of any of its duties, obligations, representations or warranties under this Agreement.

6.   Insurance; Limitation of Liability

     6.1 Insurance; Limitation of Liability. During the Term, Galileo agrees to maintain in effect, to the extent commercially reasonable, errors and omissions insurance in the aggregate amount of $2 million. Notwithstanding anything in this Agreement to the contrary, Galileo's cumulative liability for any loss or damage, direct or indirect, for any cause whatsoever (including, but not limited to those arising out of or related to this Agreement) with respect to claims (whether third party claims, indemnity claims or otherwise) relating to events in any one Processing Year shall not under any circumstances exceed the amount of 50 percent of the Processing Fees paid to Galileo pursuant to this Agreement for Services performed in the immediately preceding Processing Year, or, in the case of Processing Year 1, 50 percent of the total Processing Fees collected as of the date such claim is made against Galileo; provided, however, if Galileo fails to maintain in effect errors and omissions insurance as provided in this Section 6.1 when a claim arises, Galileo's cumulative liability under this Agreement shall not exceed the amount of 100 percent of the Processing Fees paid to Galileo pursuant to this Agreement for Services performed in the immediately preceding Processing Year, or, in the case of Processing Year 1, 100 percent of the total Processing Fees collected as of the date such claim is made against Galileo.

     6.2 No Special Damages. IN NO EVENT SHALL GALILEO OR CUSTOMER BE LIABLE UNDER ANY THEORY FOR ANY LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

7. Disclaimer. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, GALILEO SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, ARISING OUT OF OR RELATED TO THIS AGREEMENT. THIS AGREEMENT IS A SERVICE AGREEMENT AND THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE SHALL NOT APPLY TO IT.

8.   Term of Agreement

     8.1 Term. This Agreement is effective from the Effective Date and shall extend for three (3) Processing Years (the "Original Term"). "Processing Year 1" begins on Startup and ends 12 months thereafter. For purposes of this Agreement, each subsequent "Processing Year" means each twelve (12) month period commencing on the expiration of the previous Processing Year in which Services are performed.

     8.2 Renewal After the Original Term. This Agreement shall automatically renew for consecutive periods of one (1) Processing Year (each a "Renewal Term" and together with the Original Term, the "Term"), unless either party provides the other party written notice of its intent not to renew this Agreement at least six (6) months prior to the termination date of the Original Term or a Renewal Term.

9.   Termination

     9.1  Termination by Galileo.  Galileo may terminate this Agreement:

          (a) if Galileo fails to receive payment from Customer pursuant to the provisions of Section 4.4 of this Agreement and Customer, within five business (5) days after written notice still has not made such payment to Galileo, or immediately without notice if Galileo has the right more than four times in any twelve month period to give such notice under this paragraph whether or not the notice is given;

          (b)  if any Insolvency Event occurs with respect to Customer;

          (c) in the event any representation or warranty of Customer is inaccurate in any material respect or Customer materially breaches any of its duties or obligations contained in this Agreement, and fails to cure within seven (7) days after notice thereof by Galileo, or such shorter period as may be required by a Legal Requirement or by MasterCard;

          (d)  the sale or disposition of Former Accounts as provided in
Section 3.3 of this Agreement;

          (e) upon prior written notice, if a new Legal Requirement or MasterCard standard, guideline, rule, regulation or requirement or any change, amendment or new interpretation of an existing Legal Requirement or MasterCard standard, guideline, rule, regulation or requirement which occurs after the date hereof results in the issuance to Customer, Galileo, or Bank of a cease and desist or similar order regarding Customer's Transaction Card program from MasterCard or an applicable regulatory agency;

          (f) upon prior notice, if Bank ceases to issue Transaction Cards and Customer is unable to enter into an agreement with another bank that is authorized to issue the Transaction Cards using the MasterCard trademarks, as applicable, subject to MasterCard Rules and Bylaws;

          (g) upon prior written notice, if Galileo loses its sponsorship to MasterCard as a certified Third Party Processor.

     The rights of Galileo to terminate under this Section 9.1 are cumulative and the existence of the right under any provision or subsection is not exclusive of the right under any other provision or subsection.

9.2  Termination by Customer. Customer may terminate this Agreement:

          (a)  if any Insolvency Event occurs with respect to Galileo;

          (b) in the event any representation or warranty of Galileo is inaccurate in any material respect or Galileo materially breaches any of its duties or obligations contained in this Agreement, and Galileo fails to cure within seven (7) days after notice thereof by Customer;

          (c) upon prior notice, if a new Legal Requirement or MasterCard standard, guideline, rule, regulation or requirement or any change, amendment or new interpretation of an existing Legal Requirement or MasterCard standard, guideline, rule, regulation or requirement which occurs after the date hereof results in the issuance to Customer, Galileo, or Bank of a cease and desist or similar order regarding Customer's Transaction Card program from MasterCard or an applicable regulatory agency;

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

          (d) upon prior notice, if Bank terminates its agreement with Customer pursuant to which Bank issues Transaction Cards and after the exercise of Customer's best efforts, Customer is unable to enter into an agreement with another bank that is authorized to issue the Transaction Cards using the MasterCard trademarks, as applicable, subject to MasterCard Rules and Bylaws; or

          (e) upon prior notice, if Galileo loses its sponsorship to MasterCard as a third party processor.

     The rights of Customer to terminate under this Section 9.2 are cumulative and the existence of the right under any provision or subsection is not exclusive of the right under any other provision or subsection.

     9.3 Effect of Termination. Upon expiration or termination of this Agreement, Galileo shall have no further obligation to provide the Services to Customer and Bank and all outstanding unpaid amounts due and owing to Galileo shall become immediately due and payable. Expiration or termination of this Agreement shall not affect the following:

          (a) the obligation of Customer to pay for Services rendered or any other obligation or liability owing or which becomes owing under this Agreement whether the obligations arise prior to or after the date of termination including the obligations to make the payments provided in
Article 4 of this Agreement and Sections 9.4; or

          (b)  the provisions of Articles 5, 6, 7, and 10, Section 13.4.

     9.4  Payment on Termination.

          (a) If Galileo terminates this Agreement pursuant to Section 9.1, other than pursuant to Section 9.1(e) or Section 9.1(g), Customer and Galileo agree that, based on economic assumptions material to each party, Customer shall make a compensatory payment to Galileo. Such compensatory payment shall be made by Customer upon termination by Galileo, and prior to Deconversion, and shall equal **********, or ***** of the gross revenue payable to Galileo pursuant to the Agreement during the calendar month immediately preceding the date of termination of this Agreement multiplied by the number of months remaining under this Agreement.

          (b) Galileo and Customer agree that the compensatory payments set forth in Section 9.4(a) are a reasonable estimation, as of the date of this Agreement, of the actual damages which Galileo would suffer if Galileo were to fail to receive the processing business for the full Term. In making such determination, the parties have considered all relevant factors known to the parties as of the date hereof and have given special consideration to the particular circumstances which may attend each particular termination event including the allocation of risks associated therewith between the parties. If not but for the full consideration of all relevant factors known to the parties as of the date hereof, and the payments to be made pursuant to this Section 9.4, neither party would have been willing to enter into this Agreement.

          (c) Despite the foregoing, nothing in this Section 9.4 shall limit Galileo's right to recover from Customer any amounts for which Customer is otherwise liable under this Agreement.

10.  Confidential Information

     10.1 Customer's Proprietary Information. Upon Customer's request, Galileo shall return to Customer (upon the expiration or termination of all of Galileo's obligations under this Agreement and payment by Customer of all amounts due to Galileo hereunder) all or any requested portion of the proprietary and confidential data of Customer disclosed to Galileo (collectively, "Customer's Proprietary Information"). Throughout the Term of this Agreement and thereafter, Galileo shall not obtain any proprietary rights in Customer's Proprietary Information.

     10.2 Galileo's Proprietary Information. Customer acknowledges that all products and systems provided or used by Galileo, including any developments, Enhancements, improvements or modifications, shall remain solely and exclusively the property of Galileo. In addition, Galileo shall retain sole and exclusive ownership in all works of authorship, ideas, concepts, know-how and inventions, whether or not patentable, created or conceived by Galileo in the course of providing the Services under this Agreement. Customer acknowledges that Galileo, in its sole discretion, may provide to other customers, similar services to those outlined in this Agreement utilizing any of the Galileo owned intellectual property referenced in this Section 10.2 or otherwise set forth or referred to in this Agreement. Customer shall not obtain any proprietary rights in any proprietary or confidential information which has been or is disclosed to Customer by Galileo, including without limitation, any data or information that is trade secret or competitively sensitive material; user manuals; screen displays and formats; computer software, systems, products, system architecture and documentation related to each of the foregoing, in each case, whether owned, licensed or otherwise provided or used by Galileo; software performance results; flow charts and other specifications (whether or not electronically stored); data and data formats (collectively, "Galileo's Proprietary Information") whether any of the materials are developed or purchased specifically for performance of this Agreement or otherwise. Customer shall return to Galileo all of Galileo's Proprietary Information upon the expiration or termination of this Agreement.

     10.3 Confidentiality of Agreement. Except as required by law Customer shall keep confidential and not disclose, and shall cause its Affiliates and each of their respective directors, officers, employees, representatives, agents and independent contractors to keep confidential and not disclose, any of the terms and conditions of this Agreement to any third party without the prior written consent of Galileo.

     10.4 Confidentiality. Galileo and Customer shall maintain Customer's Proprietary Information and Galileo's Proprietary Information, respectively, in strict confidence. Without limiting the generality of the foregoing, Galileo and Customer each agree:

     (a) Not to disclose or permit any other person or Entity access to Customer's Proprietary Information (including Customer account information) or Galileo's Proprietary Information, as appropriate, except that the disclosure or access shall be permitted to an employee, officer, director, agent, representative, external or internal auditors or independent contractor of the party requiring access to the same in the course of his or her employment or services;

          (b) To ensure that its employees, officers, directors, agents, representatives, and independent contractors are advised of the confidential nature of Customer's Proprietary Information and Galileo's Proprietary Information, as appropriate, and are precluded from taking any action prohibited under this Article 10, provided that in any event Customer and Galileo shall each be liable for any breach of this Article 10 by their respective employees, officers, directors, agents, representatives and independent contractors;

          (c) Not to alter or remove any identification, copyright or proprietary rights notice which indicates the ownership of any part of Customer's Proprietary Information or Galileo's Proprietary Information, as appropriate; and

          (d) To notify the other promptly and in writing of the circumstances surrounding any possession, use or knowledge of Customer's Proprietary Information or Galileo's Proprietary Information, as appropriate, at any location or by any Entity other than those authorized by this Agreement.

     10.5 Release of Information. Customer agrees that Customer's Proprietary Information may be made available to supervisory or regulatory authorities of Galileo upon the written request of any of the foregoing.

     10.6 Exclusions. Nothing in this Article 10 shall restrict the parties with respect to information or data identical or similar to that contained in Customer's Proprietary Information or Galileo's Proprietary Information, as appropriate, but which: (a) the receiving party can demonstrate was rightfully possessed by it before it received the information from the disclosing party; (b) was in the public domain prior to the date of this Agreement or subsequently becomes publicly available through no fault of the receiving party or any person or Entity acting on its behalf; (c) was previously received by the receiving party from a third party or is subsequently furnished rightfully to the receiving party by a third party (no Affiliate of Galileo or Customer shall be considered to be a third party) not known to be under restrictions on use or disclosure; (d) is independently developed by such party; (e) is required to be disclosed by law, regulation or court order, provided that the disclosing party will exercise reasonable efforts to notify the other party prior to disclosure; or (f) is required to be disclosed to comply with or to enforce the terms of this Agreement, provided that the disclosing party will exercise reasonable efforts to notify the other party prior to disclosure.

     10.7 Remedy. If a party breaches this Article 10, the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to such party will be impossible to calculate and therefore an inadequate remedy. Accordingly, the non-breaching party may (a) seek temporary and permanent injunctive relief against the breaching party or
(b) exercise any other rights and seek any other remedies to which the non-breaching party may be entitled to at law, in equity and under this Agreement for any violation of this Article 10.

11.  Representations

     11.1 Galileo's Representations. Galileo represents and warrants that the execution and delivery of this Agreement and the consummation of the transaction herein contemplated does not conflict in any material respect with or constitute a material breach or material default under the terms and conditions of any documents, agreements or other writings to which it is a party.

     11.2 Customer's Representation. Customer represents and warrants that that the execution and delivery of this Agreement and the consummation of the transaction herein contemplated does not conflict in any material respect with or constitute a material breach or material default under the terms and conditions of any documents, agreements or other writings to which it is a party.

12.       Performance Guidelines.

     12.1 Guidelines. While this Agreement is in effect, Galileo shall at all times provide the Services in accordance with the performance guidelines set forth in Exhibit B. Galileo's performance of each guideline shall be measured based on its performance during the previous calendar month except where a longer period is contemplated under Exhibit B.

     12.2 Remedies.

          (a) If Galileo fails to comply with the performance guidelines set forth in Exhibit B, Galileo will use its reasonable efforts to correct the problem or problems that caused such performance issues. If Galileo fails to comply with the performance guideline for three (3) consecutive calendar months or four (4) calendar months in a twelve (12) month period, Customer, at its election may terminate this Agreement; provided that this termination is exercised within thirty (30) days following the end of the third consecutive failed month and provided that such termination shall become effective on a date specified by Customer, which date shall not be later than nine (9) months after Customer's delivery to Galileo of a written notice of its intention to so terminate this Agreement.

          (b) Customer hereby agrees that due to the difficulty of determining and calculating its damages upon Galileo's failure to perform in accordance with the performance guidelines set forth on Exhibit B the remedy set forth in Section 12.2(a) is Customer's sole and exclusive remedy and that Customer hereby elects to waive any and all other remedies Customer may be entitled to under this Agreement, at law, or in equity, as a result of the breach of this Section 12. Galileo's failure to meet a performance guideline due to any cause beyond its control as provided in
Section 13.12 shall not be considered to be a failure for which Galileo shall be responsible under this Agreement.

13.  Miscellaneous

     13.1 Assignment. Except as otherwise provided herein, the rights and obligations of Customer and Galileo are personal and not assignable, either voluntarily or by operation of law, without the prior written consent of the non-assigning party; provided, however in the event of any sale of all or substantially all of the assets or stock, or a merger, consolidation, conversion or other reorganization involving Galileo any successor to Galileo shall succeed to all of the Galileo's rights and obligations under this Agreement, without the necessity of the consent of Customer. Subject to the foregoing, all provisions contained in this Agreement shall extend to and be binding upon the parties hereto or their respective successors and permitted assigns.

     13.2 Notice. All notices which either party may be required or desire to give to the other party shall be in writing and shall be given by personal service, telecopy, registered mail or certified mail (or its equivalent), or overnight courier to the other party at its respective address or telecopy telephone number set forth below. Mailed notices and notices by overnight courier shall be deemed to be given upon actual receipt by the party notified. Notices delivered by telecopy shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the party to be notified.

          If to Galileo:
               Galileo Processing, Inc.
               801 North 500 West
               Suite 102
               West Bountiful, Utah 84087
               Attn: President
               Fax Number: 801-298-6404

          If to Customer:
               Trycera Financial, Inc.
               170 Newport Center Drive, Suite 210
               Newport Beach, CA 92660
               Attn: President
               Fax Number:  949-273-4310

     A party may change its address set forth above by giving the other party notice of the change in accordance with the provisions of this section.

     13.3 Relationship of Parties. Nothing contained in this Agreement shall be deemed to create a partnership, joint venture or similar relationship between the parties. The parties' relationship shall be that of independent parties contracting for services.

     13.4 Third Party Beneficiaries. This Agreement is entered into solely for the benefit of Galileo, Bank and Customer and, other than Bank, shall not confer any rights upon any Entity not a party to this Agreement.

     13.5 Subcontractors. Galileo may subcontract all or any part of the Services; provided, however, Galileo must receive Customer's prior written consent, not to be unreasonably withheld or delayed, to the extent Galileo desires to engage a subcontractor to perform Services the payment of which is in excess of 50% of the Processing Fees billed to Customer in the most recently completed calendar month.

     13.6 Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, the invalidity shall not affect the validity of the remaining provisions of this

Agreement, and the parties shall substitute for the invalid provisions a valid provision which most closely approximates the intent and economic effect of the invalid provision.

     13.7 Risk of Loss. Customer shall be responsible for any and all risk of loss to any tangible item (a) provided by Galileo for Customer (including without limitation statements and embossed cards) upon delivery of such items to the U.S. Postal Service or such other courier as Customer may select, and (b) provided by Customer to Galileo until actual receipt of such items by Galileo. It is expressly understood that the U.S. Postal Service and any courier selected by Customer are the agents of Customer and not Galileo.

     13.8 Entire Agreement. This Agreement, including Exhibits, sets forth all of the promises, agreements, conditions and understandings between the parties respecting the subject matter hereof and supersedes all negotiations, conversations, discussions, correspondence, memorandums, and agreements between the parties concerning the subject matter.

     13.9 Amendments. This Agreement may not be amended except in writing, signed by authorized representatives of the parties to this Agreement.

     13.10 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     13.11 State Law. This Agreement shall be governed by the laws of the State of Utah as to all matters including validity, construction, effect, performance and remedies without giving effect to the principles of choice of law thereof. With respect to any claim arising out of this Agreement, Customer irrevocably waives any objection which it may have at any time to the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the courts of the State of Utah and the United States District Court located in Salt Lake City, Utah and Customer further waives any claim such suit, action or proceeding is brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over Customer. For purposes of any such suit, action or proceeding Customer agrees that any process to be served in connection therewith shall, if delivered, sent or mailed in accordance with Section 13.2, constitutes good, proper and sufficient service thereof.

     13.12 Force Majeure and Restricted Performance. If performance by Galileo of any service or obligation under this Agreement, including Deconversion, is prevented, restricted, delayed or interfered with by reason of labor disputes, strikes, acts of God, floods, lightning, severe weather, shortages of materials, rationing, utility or communication failures, failure of MasterCard, failure or delay in receiving electronic data, earthquakes, war, revolution, civil commotion, acts of public enemies, blockade, embargo, or any law, order, proclamation, regulation, ordinance, demand or requirement having legal effect of any government or any judicial authority or representative of any such government, or any other act, omission or cause whatsoever, whether similar or dissimilar to those referred to in this clause, which are beyond the reasonable control of Galileo, then Galileo shall be excused from the performance to the extent of the prevention, restriction, delay or interference.

13.13 Waiver. The failure of a party at any time to require performance by the other party of any provision of this Agreement shall not affect in any way the full right to require the performance at any subsequent time. The waiver by a party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of the provision itself.

            [The remainder of this page is intentionally blank]

     IN WITNESS WHEREOF, this Service Agreement is executed effective as of the Effective Date.

Trycera Financial, Inc.:                   Galileo Processing, Inc.

/s/ Matthew S. Kerper                      /s/ Clay Wilkes
By                                         By

Matthew S. Kerper                          Clay Wilkes
Name                                       Name

President/CEO                              President/CEO
Its                                        Its

9/9/04                                     9/9/04
Date                                       Date

                                 EXHIBIT A

                                Definitions

     The following definitions apply to the terms set forth below when used in this Agreement:

     "AAA" is defined in Section 5.2 to this Agreement.

     "Acquire" (and with the correlative meaning "Acquisition") means to acquire, directly or indirectly, an interest through purchase, exchange or other acquisition of assets, stock or other equity interests, or to merge or consolidate or any similar transaction.

     "Active Account" means a Cardholder Account with any activity occurring within the calendar month prior to the close of the billing period. For purposes of this definition activity includes, without limitation, authorizations, settlements, payments (value loads), fee assessments, adjustments applied or otherwise carrying a positive balance on the Cardholder Account.

     "Affiliate" means, with respect to any Entity, any other Entity which, directly or indirectly, owns or Controls, is owned or Controlled by, or is under common ownership or common Control with such Entity.

     "Agreement" means this Service Agreement as amended from time to time including any Exhibits attached hereto from time to time.

     "Association" means MasterCard, Visa and/or any other card network system.

     "Cardholder" means an individual or Entity which has a Cardholder Account with Bank.

     "Cardholder Account" means an arrangement between an individual or an Entity and Bank which provides that the individual or Entity may use one or more Transaction Cards issued by Bank.

     "Change of Control" means a change in the direct or indirect ownership of a majority of an Entity's (including Bank or Customer and any Affiliate of Customer and Bank) outstanding capital stock (or other form of ownership) or a majority of the voting power in any election of directors.

     "Client" means any client of Customer and Bank.

     "Control" (and with the correlative meaning "Controlled") means the power to direct the management or affairs of an Entity and "ownership" means the beneficial ownership of more than 50% of the equity securities of the Entity.

     "Customer" is defined in the introductory paragraph of this Agreement.


     "Customer Accounts" means the Cardholder Accounts of Customer and
Bank.

     "Customer's Proprietary Information" is defined in Section 10.1 of this Agreement.

     "Deconversion" means cooperation in migration of the Services to Customer or a new processor on behalf of Customer and the transfer of information concerning Customer Accounts from the Galileo System to Customer or a new processor pursuant to Galileo's standard deconversion procedures upon expiration or following termination of this Agreement.

     "Dispute" is defined in Section 5.1 of this Agreement.

     "Effective Date" is defined in the introductory paragraph of this Agreement.

     "Enhancements" is defined in Section 2.5 of this Agreement.

     "Entity" means a corporation, partnership, sole proprietorship, joint venture, or other form of organization.

     "Former Accounts" is defined in Section 3.2 of this Agreement.

     "Galileo" is defined in the introductory paragraph of this Agreement.

     "Galileo's Proprietary Information" is defined in Section 10.2 of this Agreement.

     "Galileo System" means the computer equipment, computer software and related equipment and documentation used at any time and from time to time by Galileo to provide the Services.

     "Insolvency Event" occurs, with respect to any party, when such party:

          (i) is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due;

          (ii) makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors; or

          (iii) files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian, or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within ninety (90) days).

     "Legal Requirements" is defined in Section 2.6(a) of this Agreement.

     "MasterCard" means MasterCard  International, a New York corporation.

     "Original Term" is defined in Section 8.1 of this Agreement.

     "Processing Fees" means all fees and charges incurred and for Services performed at the prices set forth in Exhibit C to this Agreement, as adjusted from time to time by Galileo consistent with this Agreement with the exception of Special Fees and specifically excluding all charges for taxes and interest.

     "Processing Year" is defined in Section 8.1 of this Agreement.

     "Processing Year 1" is defined in Section 8.1 of this Agreement.

     "Renewal Term" is defined in Section 8.2 of this Agreement.

     "Services" is defined in Section 2.1 of this Agreement.

     "Special Fees" means the amounts payable by Customer on a pass-through or reimbursement basis for services or goods provided by a third party, including tariff line rates, WATS lines rates, data circuit charges and any other rates charged to Galileo by a communications common carrier, postage costs, courier costs and costs of forms, and as may be set forth or described in Exhibit C to this Agreement.

     "Startup" means the transfer of Customer's data relating to the Customer Accounts to the Galileo System and the commencement of Services by Galileo.

     "Successor Bank" is defined in Section 2.9 of this Agreement.

     "Surviving Entity" is defined in Section 3.3 of this Agreement.

     "Term" is defined in Section 8.2 of this Agreement.

     "Transaction Cards" is defined in the first paragraph of the recitals.

     "Visa" means individually or collectively, as appropriate, VISA U.S.A. Inc. or VISA INTERNATIONAL or either of their successors or assigns.

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

                                 Exhibit B

                                 Services


Galileo will provide Customer the following Services:

          (a) Processing of all authorization and settlement transactions made with or on a Transaction Card. Galileo will provide authorization availability ***** meeting or exceeding *****;

          (b) Processing of all payments and adjustments made to a Transaction Card. Real time payments will be posted within one hour of receipt by Galileo. All transactions will be posted within ***** hours of receipt;

          (c)  Maintaining and updating Cardholder information;

          (d) Providing interface to Customer's vendors for necessary third-party servicing including card embossing, letter generation and statement generation;

          (e) Providing customer service with customer service personnel capable of serving English and Spanish-speaking Cardholders to assist Cardholders contacting Customer Service via phone, fax or in writing with issues or problems related to Transaction Cards. Galileo will provide call center services meeting an average speed of answer ***** of
***************.

          (f) Providing Web services for Cardholder applications and viewing Transaction Card transactions; the Website will meet or exceed *****;

          (g) Providing Cardholders with a, 24-hours per day, 7 days per week mechanism for obtaining and /or hearing Transaction Card information in English and Spanish over the telephone, including through an interactive voice response (IVR) unit; the IVR will meet or exceed *****;

          (h) Providing to Customer reporting and documentation of all Transaction Card sales, settlement and Transaction Card portfolio monetary transactions;

          (i) Cooperating and working with all parties involved in the sales, issuance, loading, acceptance of the Transaction Cards, and merchants accepting the Transaction Card for purchases or cash withdrawals;

          (j) Providing chargeback monitoring and processing within association and regulatory guidelines;

          (k) Implementing fraud control processes and procedures as deemed reasonably necessary by Galileo or as reasonably requested by Bank; including lost/stolen reporting and tracking and warning bulletin reporting;

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

          (l) Providing such training as reasonably necessary to enable Customer's personnel to successfully use these Services;

          (m) Maintaining, updating and archiving Cardholder information and transaction related information, from which Bank will be able to generate reports;

          (n) Managing returned mail including Transaction Cards or periodic statements, if any, due to undeliverable addresses or other reasons; within ***** period of time from receipt of mail;

          (o) Providing reasonable assistance, on an on-going basis, to Bank in resolving Cardholder or vendor problems related to the Transaction Cards or the use, issuance, sale or reloading thereof; and respond within *****;

          (p) Providing and monitoring the data communication between Galileo and Customer or vendors for reporting purposes and for consolidated transaction processing.

          (q) Providing a mechanism for Cardholder dispute resolution ensuring compliance with appropriate regulatory requirements;

          (r) Providing a ID verification process which is compliant with USA Patriot Act and OFAC and which meets Customer's criteria for "know your customer" requirements;

          (s) Providing Cardholder Account information on a daily basis to Customer or third-party for collection process; and

          (t) Providing system administrative tools which allow Customer to set rates and fees.

                                 Exhibit C

                              Price Schedule

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]


                            galileo processing



                        PROPRIETARY & CONFIDENTIAL



All pricing herein is provided confidentially and is the proprietary property of Galileo Processing, Inc.

All persons who receive this pricing agree to hold its contents in the strictest confidence. Recipients agree that they will not copy, reproduce or distribute or otherwise disclose to others its contents in whole or in part, or utilize the contents thereof for any purpose other than to evaluate entering into a business relationship with the Company.


               ****** PRICING                3

               ****** PRICING                4

               PRODUCT PRICING               5

               VOLUME DISCOUNT SCHEDULE      6

               CONTACT INFORMATION           6



                                                 proprietary & confidential
                                                                        C-1

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]


                        GALILEO PROCESSING PRICING


Galileo Processing is pleased to offer the attached pricing for your consideration for the industry's leading platform.

Clients choose between ***** pricing or ***** pricing based on the characteristics of the card program.

The volume discount schedule applies to either ***** pricing or ***** pricing.



                                                 proprietary & confidential
                                                                        C-2

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

Galileo Processing:  ***** Pricing

Description                      Price     Description                    Price
-----------                      -----     -----------                    -----
ACCOUNT CREATION                           PAYROLL
  Account or Card Creation       *****       pStubs                       *****
  ID Verification                *****
  Active Account on File         *****     LOADS
  Inactive Account on File       *****       ACH Debit                    *****
  Additional or Replacement Card *****       ACH Credit                   *****
                                             ACH Return                   *****
PROCESSING                                   Money Order/Check/Cash       *****
  Pre-Authorization              *****       Wire Transfer                *****
  Authorization                  *****       RPPS                         *****
  Authorization - Decline        *****       SwiftPay                     *****
  ATM Cash Withdrawal            *****       IPP                          *****
  ATM - Declined                 *****       Retail Load                  *****
  ATM Balance Inquiry            *****       Bulk File                    *****
  ATM Balance Inquiry - Decline  *****
  International ATM              *****     CARDHOLDER NOTIFICATIONS
  International ATM - Decline    *****       Email                        *****
  Bank Cash Advance              *****       Text                         *****
  Settled Transation             *****       IVR                          *****
  Fee Assesment                  *****       Message Center               *****
  Adjustments                    *****
  Lost/Stolen Card               *****     OTHER
  Cancelled/Suspended Card       *****       Web Account Access           *****
  Damaged or Expired Reissue     *****       IVR Calling Card (per min)   *****
                                             IVR Calling Card - Call
                                              Setup (Access charge)       *****
WEB SERVICES                                 ACH Electronic Verification  *****
  Account Create Request         *****       ACH Authorization Form       *****
  Account Modify Request         *****
  Account Verify Request         *****     REPORTING
  Account Load Request           *****       Via Web                      *****
  Account Balance Request        *****       File Fee                     *****
                                             XML                          *****
BILL PAYMENT
  Bill Payment - Electronic      *****
  Bill Payment - Paper
   (Includes check production,
   postage not included)         *****


Prices do not include MasterCard, Bank, Third Party or Network Charges proprietary & confidential
                                                                        C-3

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

Galileo Processing:  ***** Pricing

Description                      Price     Description                    Price
-----------                      -----     -----------                    -----
ACCOUNT CREATION                           PAYROLL
  Account Creation                           pStubs                       *****
   Pre-enrollment
   (eg. Instant Issuance)        *****
  Web Application                *****
  Account Activation             *****     LOADS
  ID Verification                *****       Direct Deposit               *****
  OFAC Compliance                *****       ACH Debit                    *****
  Active Account on File         *****       ACH Credit                   *****
  Inactive Account on File       *****       ACH Return                   *****
                                             Money Order/Check/Cash       *****
PROCESSING                                   Wire Transfer                *****
  Pre-Authorization                          RPPS                         *****
   PIN-Based Pre Auth Request    *****
  Authorization                              Bulk File                    *****
   Auth Request (includes AVS)   *****
  Authorization - Decline        *****       Western Union SwiftPay       *****
  ATM Cash Withdrawal            *****       IPP                          *****
  ATM - Declined                 *****       Retail Load                  *****
  ATM Balance Inquiry            *****
  ATM Balance Inquiry - Decline  *****     CARDHOLDER NOTIFICATIONS
  International ATM              *****       Email                        *****
  International ATM - Decline    *****       Text                         *****
  Bank Cash Advance              *****       IVR                          *****
  Settled POS Transaction        *****       Message Center               *****
  Fee Assessment                 *****       Web Account Access           *****
  Adjustments                    *****
  Account-2-Account Transfer     *****     IVR
  Lost/Stolen Card               *****       IVR Access                   *****
  Cancelled/Suspended Card       *****       IVR Call Transfer            *****
  Damaged or Expired Reissue     *****       IVR Calling Card - (per min) *****
                                             IVR Calling Card Setup       *****
WEB SERVICES
  Account Create Request         *****     ACH
  Account Modify Request         *****       ACH Transaction              *****
  Account Verify Request         *****       ACH Electronic Verification
                                              (Does not include deposit
                                              amounts)                    *****
  Account Load Request           *****       ACH Authorization Form       *****
  Account Balance Request        *****
                                           REPORTING
BILL PAYMENT                                 Via Web                      *****
  Bill Payment - Electronic      *****       File Fee                     *****
  Bill Payment - Paper                       XML                          *****
   (Includes check production,
   postage not included)         *****

Prices do not include MasterCard, Bank, Third Party or Network Charges proprietary & confidential
                                                                        C-4

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

Galileo Processing:  Partner Pricing
                (standard for both ***** and ***** Pricing)

               Description                        Price
               -----------                        -----
               CUSTOMER SERVICE
                 Customer Service (per min)       *****
                 Authorization Removal (manual)   *****
                 IVR Access                       *****
                 IVR Call Transfer                *****
                 Fax Server                       *****
                 Chargeback (item)                *****
                 Fraud Analysis (per hr)          *****
                 Reporting to CB                  *****
                 Warning Bulletin (per account)   *****
                 QMR Filing                       *****
                 SAR Filing                       *****
                 Paper Statement                  *****

               THIRD PARTY
                 Card Production - MasterCard
                 (Volume Dependant)               *****
                 Card Production - Cirrus/Maestro
                 (Volume Dependant)               *****
                 Card Emboss/Mail Prep            *****
                 Postage                          *****
                 Shipping                         *****
                 Card Carrier                     *****
                 Long Distance                    *****
                 File Fee                         *****

               CLIENT SUPPORT SERVICES
                 Development (per hr)             *****
                 Training (per hr)                *****
                 T1 Access Fee (per mo)           *****
                 Client Support (per mo)          *****
                 Integration Fee                  *****
                 New BIN Setup Fee                *****
                 Minimum Monthly Billing          *****

Prices do not include MasterCard, Bank, Third Party or Network Charges proprietary & confidential
                                                                        C-5

                         [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

Galileo Processing: Volume Discount Schedule

                    Active Accounts     Discount
                    *****               *****
                    *****               *****
                    *****               *****
                    *****               *****
                    *****               *****
                    *****               *****







                                        801 North 500 West, Suite 102
                                        West Bountiful, UT   84087
          galileo processing            T   801.298.8500
                                        F   801.298.6404
                                        galileoprocessing.com





                                                 proprietary & confidential
                                                                        C-6

                                 Exhibit D

                          Issuing Bank Agreement

     [Filed as exhibit 10.13 to the registration statement on Form S-2/A-1 filed with the Securities and Exchange Commission on February 25, 2005 (File No. 0-121651).]